UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 23, 2006
LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24274 (Commission File Number)	33-0361285 (IRS Employer Identification No.)
6455 Nancy Ridge Drive
San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 452-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03 Material Modification to Rights of Security Holders.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6

Item 1.01 Entry into a Material Definitive Agreement.
      In connection with its periodic review of compensation practices, and in response to the new Section 409A of the Internal Revenue Code (“Section 409A”), the Company entered into Amended and Restated Employment Agreements with certain officers of the Company (the “Agreements”). The principal changes reflected in the Agreements are: (i) extending severance and health care benefits from nine months to twelve months; (ii) adding the necessary provisions to make the Agreements compliant with Section 409A; and (iii) providing for the immediate vesting of all stock options upon a change in control or termination without cause. Copies of the Agreements are attached hereto as Exhibits 10.1 through 10.6 and are incorporated herein by reference. The foregoing description of the changes to the Agreements is qualified in its entirety by reference to the Agreements themselves.
     The information set forth below under Item 3.03 regarding the amendment to the Rights Plan is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
     Effective March 1, 2006, the Company entered into an amendment (the “Amendment”) to its Rights Agreement, dated as of December 3, 1998 and amended on July 21, 2000 and December 14, 2005 (collectively, the “Rights Plan”), between the Company and American Stock Transfer & Trust Company, as rights agent (the “Rights Agent”). Under the Rights Plan, each share of the Company’s common stock has associated with it one common stock purchase right (a “Right”).
     A detailed description of the material terms of the Rights Plan, as amended, and the Rights is included in Item 1 of Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on March 1, 2006.
     The Amendment amends the definition of “Acquiring Person” to allow Alejandro Gonzalez to invest up to a level of just under 19% beneficial ownership of the Company without triggering the Rights Plan. All other terms of the Rights Plan remain unchanged.
     A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights Plan and the Amendment is qualified in its entirety by reference to those documents.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective February 23, 2006, the Company filed a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Restated Certificate consolidates in one document, but does not amend, the amendments to the Amended and Restated Certificate of Incorporation of the Company previously filed with the State of Delaware on May 19, 2005, December 12, 2005 and December 21, 2005.
     A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Restated Certificate of Incorporation, filed February 23, 2006.

4.1	Amendment No. 3, effective March 1, 2006, to Rights Agreement dated December 3, 1998, as amended, by and between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, including the Summary of Rights to be distributed to stockholders.

10.1	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Matthew D. Linnik, Ph.D.

10.2	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Bruce K. Bennett.

10.3	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Josefina T. Elchico.

10.4	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Paul C. Jenn, Ph.D.

10.5	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Theodora Reilly.

10.6	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Gail A. Sloan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 1, 2006

LA JOLLA PHARMACEUTICAL COMPANY
By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation, filed February 23, 2006.

4.1	Amendment No. 3, effective March 1, 2006, to Rights Agreement dated December 3, 1998, as amended, by and between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, including the Summary of Rights to be distributed to stockholders.

10.1	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Matthew D. Linnik, Ph.D.

10.2	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Bruce K. Bennett.

10.3	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Josefina T. Elchico.

10.4	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Paul C. Jenn, Ph.D.

10.5	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Theodora Reilly.

10.6	Amended and Restated Employment Agreement, dated February 23, 2006, by and between the Company and Gail A. Sloan.